UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2007

GCI, INC.
(Exact name of registrant as specified in its charter)

State of Alaska	0-5890	91-1820757
(State or other Jurisdiction of	Commission File Number	(I.R.S Employer
Incorporation or organization)		Identification No.)

2550 Denali Street
Suite 1000
Anchorage, Alaska	99503
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (907) 868-5600

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01	Entry into a Material Definitive Agreement
(a)	GCI, Inc.'s parent, General Communication, Inc., entered into a material agreement not in the ordinary course of business:

(1)	The agreement was effective October 12, 2007. See attached publicly issued press release.

(2)	See attached publicly issued press release for a brief description of terms and conditions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCI, INC.
(Registrant)

Date: October 16, 2007

	By	/s/ John M. Lowber
Name: John M. Lowber
Title: Secretary, Treasurer and
Director (Principal Financial
and Accounting Officer)

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by General Communication, Inc. on October 15, 2007